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                                                                      Exhibit 10

                            PRICEWATERHOUSECOOPERS LLP




                         CONSENT OF INDEPENDENT AUDITOR


We agree to the inclusion in this registration statement of Form N-4 (File No. 333-65187) of our report, dated February 6, 1998, on our audit of the statutory basis financial statements of Royal Life Insurance Company of America and Subidiaries as of and for the year ended December 31, 1997. We also consent to the reference to us under the heading "Legal Matters and Experts" in this registration statement.


                                        /s/ PricewaterhouseCoopers LLP


Detroit, Michigan
February 5, 1999